                                                                   EXH9IBIT 99.1

                              LETTER OF TRANSMITTAL

                            To Tender for Exchange a

                    10-3/4% Senior Subordinated Note due 2008

                                  (CUSIP NO. )

                                       of

                        PAXSON COMMUNICATIONS CORPORATION

                            (a Delaware corporation)

               Pursuant to the Prospectus dated September __, 2001

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
           NEW YORK CITY TIME, ON SEPTEMBER __, 2001, UNLESS EXTENDED.
--------------------------------------------------------------------------------

                           TO:  THE BANK OF NEW YORK, AS EXCHANGE AGENT

                           BY REGISTERED OR CERTIFIED MAIL:
                           101 BARCLAY STREET
                           NEW YORK, NEW YORK 10286
                           ATTENTION: REORGANIZATION SECTION, FLOOR 7E

                           BY OVERNIGHT COURIER OR BY HAND:
                           101 BARCLAY STREET
                           CORPORATION TRUST SERVICES WINDOW
                           GROUND FLOOR
                           NEW YORK, NEW YORK 10236
                           ATTENTION: REORGANIZATION SECTION

                           BY FACSIMILE:  (212) 571-3083

                           CONFIRM BY TELEPHONE: (212) 815-6333

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE
       LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
        ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY
                 BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received the Prospectus dated September __, 2001 (the "Prospectus") of Paxson Communications Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") up to $200,000,000 aggregate principal amount of its 10 3/4% Senior Subordinated Notes due 2008 that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part (the "New Notes"), for up to $200,000,000 aggregate principal amount of its outstanding 10 3/4% Senior Subordinated Notes due 2008 (the "Original Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on September __, 2001, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

         This Letter of Transmittal is to be used by holders of Original Notes whether (i) certificates representing the Original Notes are to be physically delivered herewith, (ii) the guaranteed delivery procedures described in the Prospectus are to be utilized, or (iii) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, New York, New York ("DTC" or the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         Unless the context requires otherwise, the term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by the Book-Entry Transfer Facility who desires to deliver such Original Notes by book-entry transfer at the Book-Entry Transfer Facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE COMPLETING ANY BOX BELOW

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                                               DESCRIPTION OF ORIGINAL NOTES BEING TENDERED
--------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF            CERTIFICATE      AGGREGATE PRINCIPAL AMOUNT     AGGREGATE PRINCIPAL AMOUNT
          REGISTERED HOLDER(S)                NUMBER(S)           OF ORIGINAL NOTE(S)       BEING TENDERED FOR EXCHANGE
       (PLEASE FILL IN, IF BLANK)                                   REPRESENTED BY                      (2)
                                                                  CERTIFICATE(S) (1)
----------------------------------------- ------------------- ---------------------------- -------------------------------
                                                              $                            $
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(1)  Need not be completed by Holders tendering by book-entry transfer.

(2)  Unless otherwise indicated, any tendering Holder will be deemed to have tendered the full principal amount of the
     Original Note(s) represented by such Certificate(s).
--------------------------------------------------------------------------------------------------------------------------


         Holders of Original Notes who wish to tender and whose Original Notes are not immediately available or who cannot deliver their certificates representing those Original Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date or whose Original Notes cannot be delivered on a timely basis pursuant to the rules for book-entry transfer may tender Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering." See Instruction 1 below.

CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING. [ ]

Name of Tendering Institution:
                              --------------------------------------------------
Account Number:
               -----------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------



CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING. [ ]

Name of Registered Holder(s):
                             ---------------------------------------------------
Name of Eligible Institution that guaranteed delivery:
                                                      --------------------------
Account Number (if delivered by book-entry transfer):
                                                     ---------------------------



CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENT OR SUPPLEMENT TO THE PROSPECTUS. [ ]

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

Number of Copies Desired:
                         -------------------------------------------------------


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          SPECIAL REGISTRATION INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 3, 4 and 5)                               (See Instructions 4, 5 and 6)

To be  completed  ONLY if  certificates  for  Original
Notes  not  tendered,  or  certificates  for New Notes       To  be  completed  ONLY  if  certificates  for  new
issued in exchange  for  Original  Notes  accepted for       Original  Notes  representing  the  portion  of the
exchange,  are to be  issued  in the  name of  someone       principal  amount of Original  Notes not  tendered,
other  than  the  undersigned  or  if  Original  Notes       or  certificates  for New Notes  issued in exchange
tendered  by   book-entry   transfer   which  are  not       for Original  Notes  accepted for exchange,  are to
exchanged  and/or any New Notes are to be  returned by       be sent to someone other than the  undersigned,  or
credit to an account  maintained by DTC other than the       to the  undersigned  at an address  other than that
account designated above.                                    shown above.

Issue certificate(s) to:
                                                             Deliver certificate(s) to:
DTC Account Number:

Name:                                                        Name:
     ----------------------------------------------                ---------------------------------------------
                    (Please Print)                                             (Please Print)

Address:
                                                             Address:
     ----------------------------------------------                ---------------------------------------------

                 (Including Zip Code)                                       (Including Zip Code)

     ----------------------------------------------                ---------------------------------------------
       (Identification or Social Security No.)                       (Identification or Social Security No.)

-------------------------------------------------------      ----------------------------------------------------


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the Original Notes tendered in accordance with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Original Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its, his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to the Company or its agent or transfer ownership of such Original Notes on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes and (ii) present such Original Notes for cancellation and transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT, HE OR SHE HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACQUIRED BY THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND EXCHANGE OF THE ORIGINAL NOTES TENDERED HEREBY.

         The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") that the New Notes issued in exchange for Original Notes pursuant to the Exchange Offer may be offered for resale, resold or otherwise transferred by Holders thereof (other than any Holder that is an affiliate of the Company within the meaning of Rule 405 of the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangements with any person to participate in a distribution of New Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Original Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         By acceptance of the Exchange Offer, such broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, (ii) such Holder has no arrangement with any other person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate" of the Company as defined under Rule 405 of the Securities Act, or if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned understands that, upon acceptance by the Company of the Original Notes tendered under the Exchange Offer, the undersigned will be deemed to have accepted the New Notes and will be deemed to have relinquished all rights with respect to the Original Notes so accepted.

         The undersigned understands that the Company may accept the undersigned's tender at any time on or after the Expiration Date by delivering oral or written notice of acceptance to the Exchange Agent. Tenders of Original Notes may be withdrawn at any time prior to the Expiration Date, unless theretofore accepted for exchange as provided in the Exchange Offer.

         The undersigned understands that the Company reserves the right, at any time and from time to time, in its sole discretion (subject to its obligations under the registration rights agreement referred to in the Prospectus), (i) to delay accepting any Original Notes or to delay the issuance and exchange of New Notes for Original Notes, to extend the Exchange Offer, or if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension or termination to the Exchange Agent or (ii) to amend the terms of the Exchange Offer in any manner.

         If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Notes will be returned, without expense to the tendering Holder thereof, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to the account of such Holder maintained at the Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or aimed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Any tender of Original Notes pursuant to this Letter of Transmittal may be withdrawn only in accordance with the applicable procedures set forth in the Prospectus.

         The New Notes exchanged for the tendered Original Notes will be issued to the undersigned and certificates representing such notes mailed to its address indicated in the records of the Company (or credited to the account maintained at the Book-Entry Transfer Facility above) unless otherwise indicated under the "Special Registration Instructions" or the "Special Delivery Instructions" above.

         The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

         Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their certificates (or complete the procedures for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 printed below regarding the completion of this Letter of Transmittal.

--------------------------------------------------------------------------------

                         PLEASE SIGN HERE WHETHER OR NOT
               ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
-----------------------------------             -------------------------------
                                                              Date

X
-----------------------------------             -------------------------------
Signature(s) of Registered                                    Date
Holder(s) or Authorized
Signatory

Area Code and Telephone Number:
                               ------------------------------------------------

         The above lines must be signed by the registered Holder(s) as their name(s) appear(s) on the certificates representing the Original Notes or on a security position listing at the Book-Entry Transfer Facility as the owner of the Original Notes or by person(s) authorized to become registered Holder(s), a copy of which authority must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If required by Instruction 4 hereto, the signatures on the above lines must be guaranteed by an Eligible Institution.

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act with this Letter. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s)
       ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     ----------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                           ----------------------------------------------------

Tax Identification or
Social Security No(s).
                      ---------------------------------------------------------

                       PLEASE COMPLETE SUBSTITUTE FORM W-9

                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 4)

Authorized Signature:
                     ----------------------------------------------------------

Dated                      , 2001
      ---------------------

Name and Title:
               ----------------------------------------------------------------
                                 (Please Print)

Name of Firm:
              -----------------------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. Certificates for all physically tendered Original Notes, or confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of Original Notes tendered electronically, together in each case with a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, unless the tendering Holder complies with the guaranteed delivery procedures described in the following paragraph. The method of delivery of note certificates, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, certificates representing Original Notes or any other required documents should be sent to the Company.

         Holders who wish to tender their Original Notes and (i) whose note certificates are not immediately available, or (ii) who cannot deliver their note certificates (or complete the procedure for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, hand delivery or overnight courier), setting forth the name and address of the Holder, any certificate numbers and the aggregate principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with certificate(s) representing the Original Notes (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the Original Notes into the Exchange Agent's Account at the Book-Entry Transfer Facility), must be received by the Exchange Agent within five (5) New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery from the Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a duplicate Notice of Guaranteed Delivery will be sent to Holders. A Notice of Guaranteed Delivery has been included with the Prospectus and the Letter of Transmittal for use by Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Notes, and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes determined by the Company not to be validly tendered or any Original Notes the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes will render such tenders invalid unless such defects or irregularities are cured within such time as the Company shall determine. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         No alternative, conditional or contingent tender will be accepted. All tendering Holders, by execution of this Letter of Transmittal, waive any rights to receive any notice of the acceptance of their tender.

         2. TENDER OF HOLDER. Only a Holder of Original Notes may tender such notes in the Exchange Offer. Any beneficial owner of Original Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

         3. PARTIAL TENDERS; WITHDRAWALS. (Not applicable to Holders who tender by book-entry transfer.) If less than all of the principal amount of an Original Note evidenced by a certificate is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Original Notes Being Tendered" above. All of the principal amount of an Original Note represented by any certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If less than all of the principal amount of an Original Note evidenced by a certificate is tendered, then a newly issued certificate for an Original Note in a principal amount equal to the untendered portion of the principal amount of the Original Note submitted pursuant hereto and a certificate or certificates representing the New Notes issued in exchange for any Original Notes accepted will be sent to the Holder at its, his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the Original Notes are accepted for exchange.

         A tender pursuant to the Exchange Offer may be withdrawn subject to the procedures set forth in this Letter of Transmittal and the Prospectus at any time prior to the acceptance thereof on the Expiration Date. To withdraw a tender of Original Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"),
(ii) specify the serial numbers on the particular certificates evidencing the Original Notes to be withdrawn and the name of the registered Holder thereof (if certificates have been delivered or otherwise identified to the Exchange Agent) or the name and number of the account at DTC to be credited with withdrawn Original Notes (if the Original Notes have been tendered pursuant to the procedures for book-entry transfer), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering" at any time prior to the Expiration Date.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the certificate(s) representing Original Notes tendered hereby, the signature must correspond (i) with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever, or (ii) in the case of Original Notes held by book-entry, with the name as contained on the security position listing at the Book-Entry Transfer Facility.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder of any certificate(s) representing Original Notes tendered and the New Notes issued in exchange therefor are to be issued (or any Original Notes are to be reissued to reflect the untendered portion of the principal amount of any Original Note submitted pursuant hereto ("Reissued Original Notes")) to the registered Holder, then such Holder need not and should not endorse any tendered certificate(s) or provide a separate bond power. In any other case such Holder must either properly endorse the certificates tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder of any Original Notes or if delivery of the certificate(s) for Original Notes is to be made to a person other than the registered Holder, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed as the name of the registered Holder appears on such certificates.

         If this Letter of Transmittal (or facsimile hereof) or any certificates for Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered herewith in connection with the Exchange Offer and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions," (b) such Original Notes are tendered for the account of an Eligible Institution, or (c) such Original Notes are tendered for the account of DTC.

         5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which certificates for New Notes or substitute certificates for Reissued Original Notes or Original Notes not accepted for exchange are to be issued or sent, or the account number at the Book-Entry Transfer Facility to which the New Notes are to be credited, if different from the name and address or account number of the person signing this Letter of Transmittal. In the case of issuance in a different name or to a different account number, the taxpayer identification or social security number of the person named (or to whose account the New Notes are credited) must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such Holders' accounts maintained at the Book-Entry Transfer Facility.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Reissued Original Notes or Original Notes accepted for exchange are to be delivered to, or are to be issued in the name or credited to the account of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing Original Notes listed in this Letter of Transmittal.

         7. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any tendering Holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions. This Letter of Transmittal and any related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery of such Holder's New Notes may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9 enclosed herewith. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made with respect to Original Notes exchanged in the Exchange Offer, each Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the Substitute Form W-9 for additional guidance regarding which number should be reported.


---------------------------------------------------------------------------------------------------------------
                  PAYER'S NAME: [                                                         ]
                                 ---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
          SUBSTITUTE             Name (if joint names, list first and            Social Security Number
           FORM W-9              circle the name of the person or                          OR
  DEPARTMENT OF THE TREASURY     entity whose number you enter in Part           Employer Identification
  INTERNAL REVENUE SERVICE       1 below.)                                               Number

 Payer's Request for Taxpayer    Address                                          PART 3. AWAITING TIN
  Identification Number (TIN)    City, State and Zip Code                                [ ]
-------------------------------- ---------------------------------------- -------------------------------------
                                 PART 1. PLEASE PROVIDE YOUR TIN IN THE
                                 BOX AT RIGHT AND CERTIFY BY SIGNING
                                 AND DATING BELOW.
---------------------------------------------------------------------------------------------------------------
PART 2. CERTIFICATION. Under Penalties of Perjury, I certify that:

(1)      The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)        I am not subject to backup withholding either because I have not been notified by the Internal
           Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out item (2) in Part 2 above if you have been notified by the
IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. If, however, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                                  DATE
         -----------------------------------------------------                                 ----------------
---------------------------------------------------------------------------------------------------------------

NOTE:       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT
            MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
            CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

--------------------------------------     ------------------------------------
                                                     Signature

                                                       Date
--------------------------------------------------------------------------------





                        (DO NOT WRITE IN SPACE BELOW)
----------------------- ------------------------------ ------------------------
CERTIFICATE SURRENDERED  AGGREGATE PRINCIPAL AMOUNT OF    AGGREGATE PRINCIPAL
                            ORIGINAL NOTES TENDERED        AMOUNT OF ORIGINAL
                                                           NOTES ACCEPTED

----------------------- ------------------------------ ------------------------

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----------------------- ------------------------------ ------------------------

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----------------------- ------------------------------ ------------------------

----------------------- ------------------------------ ------------------------

----------------------- ------------------------------ ------------------------

Delivery Prepared by
                     ----------------------------------------------------------
Checked by
           --------------------------------------------------------------------
Date
    ---------------------------------------------------------------------------







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